                             THE VANTAGEPOINT FUNDS
                        SUPPLEMENT DATED JULY 1, 2000 TO
                          PROSPECTUS DATED MAY 1, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH THE PROSPECTUS.

THE FOLLOWING SHOULD BE READ IN CONJUNCTION TO INFORMATION THAT APPEARS ON PAGE 29 OF THE PROSPECTUS:

MORE INFORMATION ABOUT EXCHANGES AND TRANSFERS

         - Effective July 1, 2000, the following transfer policy applies to the International Fund and Overseas Equity Index Fund:

Investors who transfer assets out of these funds must wait at least 91 days before transferring assets back into the fund from which they were transferred. This policy affects transfers only. It does not affect regular contributions or disbursements.

This policy is designed to protect long-term investors in these funds. When money is transferred into or out of the funds, the portfolio managers must buy or sell securities. Because trading costs can be fairly high in an international equity portfolio, short-term trading generates higher-than-usual costs that are shared by all investors, regardless of frequency of trading.

The Fund has adopted this policy to control frequent trading and to protect the interests of long-term investors who make infrequent transfers. The Fund reserves the right to amend this policy at any time.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE